WORLD FUNDS TRUST

Applied Finance Dividend Fund

Investor Class Ticker: AFALX

Institutional Class Ticker: AFAZX

Applied Finance Explorer Fund

Investor Class Ticker: AFDVX

Institutional Class Ticker: AFDZX

Applied Finance Select Fund

Investor Class Ticker: AFVLX

Institutional Class Ticker: AFVZX

Supplement dated January 12, 2023

to the Prospectus and Summary Prospectus dated August 29, 2022

(as may be supplemented from time to time)

On January 12, 2023, the Board of Trustees of World Funds Trust (the “Trust”) approved the elimination of the 2.00% redemption fee with respect to the Investor Class shares and Institutional Class shares (“Shares”) of the Applied Finance Dividend Fund, the Applied Finance Explorer Fund and the Applied Finance Select Fund (each a “Fund” and collectively, the “Funds”), effective January 12, 2023 (the “Effective Date”). Accordingly, as of the Effective Date the Funds will no longer charge a 2.00% redemption fee on the redemption of Fund Shares held for less than 60 calendar days after purchase.

Accordingly, as of the Effective Date, all references to redemption fees in the Funds’ current Prospectus and Summary Prospectus are deleted in their entirety.

If you have questions or need assistance, please contact your financial advisor directly or the Applied Finance Funds toll-free at 800-673-0550.

This Supplement and the existing Prospectus and Summary Prospectus provide relevant information for all Fund shareholders and should be retained for future reference. The Prospectus and Summary Prospectus have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Applied Finance Funds toll-free at 800-673-0550.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.